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NYCB    NEW YORK COMMUNITY                                       NEWS RELEASE
        BANCORP, INC.
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615 Merrick Avenue, Westbury, NY  11590   o Phone (516) 683-4420   o Fax  (516) 683-4424   o www.myNYCB.com
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FOR IMMEDIATE RELEASE                    Contact:  Thomas R. Cangemi
                                                   Executive Vice President
                                                   Capital Markets Group
                                                   (516) 683-4014

                                                   Ilene A. Angarola
                                                   First Senior Vice President
                                                   Investor Relations
                                                   (516) 683-4420


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
                TO SOLICIT CONSENT OF HOLDERS OF BONUSES(SM) UNITS
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          TO FACILITATE TIER 1 CAPITAL TREATMENT BY THE FEDERAL RESERVE
          -------------------------------------------------------------


Westbury, N.Y., April 1, 2003 -- New York Community Bancorp, Inc. (NYSE: NYB) (the "Company") today announced that it will solicit the requisite consent of the holders of its 5.5 million Bifurcated Option Note Unit SecuritiES (BONUSES
(SM) Units) for an amendment that will enable the BONUSES Units to be treated as Tier I Capital by the Federal Reserve.

The proposed amendment would revise the definition of "change of control" in the Declaration of Trust governing the trust preferred securities issued by New York Community Capital Trust V, which are a component of the BONUSES Units, to add a requirement, among other things, for the prior approval of the Federal Reserve for any repurchase of the preferred securities or warrants which could occur as a result of a change of control. If the Company obtains the requisite consent, it intends to apply to list the BONUSES Units on the New York Stock Exchange, but no assurance can be given as to whether, or when, the BONUSES Units will be accepted for listing.

New York Community Bancorp, Inc. is the $11.3 billion holding company for New York Community Bank and the sixth largest thrift in the nation, based on current market capitalization. The Bank serves its customers through a network of 110 banking offices in New York City, Long Island, Westchester County, and New Jersey, and operates through six divisions: Queens County Savings Bank, Richmond County Savings Bank, CFS Bank, First Savings Bank of New Jersey, Ironbound Bank, and South Jersey Bank. In addition to operating the largest supermarket banking franchise in the metropolitan New York region, with 54 in-store branches, the Bank is the leading producer of multi-family mortgage loans for portfolio in New York City.



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             FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISK FACTORS
             ------------------------------------------------------

THIS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE COMPANY INTENDS SUCH FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND IS INCLUDING THIS STATEMENT FOR PURPOSES OF SAID SAFE HARBOR PROVISIONS.

FORWARD-LOOKING STATEMENTS, WHICH ARE BASED ON CERTAIN ASSUMPTIONS, AND DESCRIBE FUTURE PLANS, STRATEGIES, AND EXPECTATIONS OF THE COMPANY, ARE GENERALLY IDENTIFIED BY USE OF THE WORDS "PLAN," "BELIEVE," "EXPECT," "INTEND," "ANTICIPATE," "ESTIMATE," "PROJECT," OR OTHER SIMILAR EXPRESSIONS. THE COMPANY'S ABILITY TO PREDICT RESULTS OR THE ACTUAL EFFECTS OF ITS PLANS AND STRATEGIES ARE INHERENTLY UNCERTAIN. ACCORDINGLY, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM ANTICIPATED RESULTS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON THE OPERATIONS OF THE COMPANY AND ITS SUBSIDIARIES INCLUDE, BUT ARE NOT LIMITED TO, CHANGES IN MARKET INTEREST RATES, GENERAL ECONOMIC CONDITIONS, LEGISLATION, AND REGULATION; CHANGES IN THE MONETARY AND FISCAL POLICIES OF THE U.S. GOVERNMENT, INCLUDING POLICIES OF THE U.S. TREASURY AND THE FEDERAL RESERVE BOARD; CHANGES IN THE QUALITY OR COMPOSITION OF THE COMPANY'S PORTFOLIOS OF LOANS OR INVESTMENTS; CHANGES IN DEPOSIT FLOWS, COMPETITION, AND DEMAND FOR FINANCIAL SERVICES AND LOAN, DEPOSIT, AND INVESTMENT PRODUCTS IN THE COMPANY'S LOCAL MARKETS; CHANGES IN LOCAL REAL ESTATE VALUES; CHANGES IN ACCOUNTING PRINCIPLES AND GUIDELINES; WAR OR TERRORIST ACTIVITIES; AND OTHER ECONOMIC, COMPETITIVE, GOVERNMENTAL, REGULATORY, GEOPOLITICAL, AND TECHNOLOGICAL FACTORS AFFECTING THE COMPANY'S OPERATIONS, PRICING, AND SERVICES.

SPECIFIC FACTORS THAT COULD CAUSE FUTURE RESULTS TO VARY FROM CURRENT MANAGEMENT EXPECTATIONS ARE DETAILED FROM TIME TO TIME IN THE COMPANY'S SEC FILINGS, WHICH ARE AVAILABLE AT THE COMPANY'S WEB SITE, WWW.MYNYCB.COM.

READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS RELEASE. EXCEPT AS REQUIRED BY APPLICABLE LAW OR REGULATION, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES THAT OCCUR AFTER THE DATE ON WHICH SUCH STATEMENTS WERE MADE.

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